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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  MARCH 3, 2005

                            ------------------------

                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                   1-14443                  04-3099750
       --------                   -------                  ----------
    (State or Other        Commission File Number)        (IRS Employer
    Jurisdiction of                                   (Identification No.)
    Incorporation)

                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 3, 2005, Gartner, Inc. ("Gartner") entered into a First Amendment to the Credit Agreement, dated as of August 12, 2004, among Gartner, the several lenders from time to time parties, and JPMorgan Chase Bank, N.A. as administrative agent (the "Amendment"). The Amendment modified the definition of Consolidated EBITA to allow Gartner to add back the amounts of certain cash charges to the calculation of Consolidated EBITA.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(C)   EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
4.1               First Amendment, dated as of March 3, 2005, to the Credit
                  Agreement, dated as of August 12, 2004, among Gartner, the several lenders from time to time parties, and JPMorgan Chase
                  Bank, N.A. as administrative agent.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GARTNER, INC.

                                        By:    /s/ Christopher Lafond
                                        -----------------------------
                                        Christopher Lafond
                                        Executive Vice President,
                                        Chief Financial Officer

Date: March 7, 2005
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
4.1               First Amendment, dated as of March 3, 2005, to the Credit
                  Agreement, dated as of August 12, 2004, among Gartner, the several lenders from time to time parties, and JPMorgan Chase
                  Bank, N.A. as administrative agent.